                                                                  EXHIBIT 10.14




RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

SHEPPARD, MULLIN, RICHTER & HAMPTON
333 South Hope Street, 48th Floor
Los Angeles, California 90071
Attention:       Steve Ross



                        SERIES A INTERCREDITOR AGREEMENT


         This Series A Intercreditor Agreement ("Agreement") is executed as of November 1, 1985, by and between WELLS FARGO BANK, N.A., a national banking association ("Bank"), and BANK ONE TRUST COMPANY, N.A., a national banking association ("Trustee").


1.       Recitals.

                 1.1 The Series A Bonds. The Trinity River Industrial Development Authority, a non-profit industrial development corporation ("Issuer"), pursuant to that certain Trust Indenture executed as of even date herewith between Trustee and Issuer (the "Trust Indenture"), has agreed to issue its Trinity River Industrial Development Authority Variable Rate Demand Industrial Development Revenue Bonds (Radiation Sterilizers, Incorporated Project), Series 1985A (the "Series A Bonds"). The proceeds of the Series A Bonds are to be loaned to Radiation Sterilizers, Incorporated, a California corporation ("Company"), and will be secured by the Deeds of Trust (as defined below). Trustee is the trustee for the Series A Bonds.

                 1.2 The Series A Reimbursement Agreement and the Series A Letter of Credit. Pursuant to the terms of that certain Series A Reimbursement Agreement executed between Company and Bank as of even date herewith (the "Series A Reimbursement Agreement"), Bank has agreed to issue an irrevocable standby letter of credit in the face amount of $2,198,596.00 (the "Series A Letter of Credit"). Trustee is empowered to draw upon the Series A Letter of Credit for the benefit of the purchasers of the Series A Bonds as provided in the Series A Letter of Credit. The obligations of Company to Bank under the Series A Reimbursement Agreement and other documents executed in connection therewith have been guaranteed by Charles King & Associates, a California limited part-nership ("Guarantor") pursuant to that certain General Continuing Guaranty, executed by Guarantor in favor of Bank as of even date herewith (the "Guaranty").

                 1.3 Security Documents. The obligations of Company to Trustee relating to the payment of the principal amount of, and accrued interest on, the Series A Bonds, and the obligations of Company to Bank under the Series A Reimbursement Agreement and the other Loan Documents are secured by the following documents (collectively, the "Security Documents"):

                          (a) A Deed of Trust with Assignment of Rents (the "Texas Deed of Trust") dated as of even date herewith, executed by Company, as trustor, in favor of John Hollyfield, as trustee, for the benefit of Bank and Trustee, as beneficiary, encumbering real property located in the City of Fort Worth, County of Tarrant, State of Texas (the "Texas Property");

                          (b) An Open End Mortgage dated as of even date herewith, executed by Company, as borrower, for the benefit of Bank and Trustee, as beneficiary, encumbering real property located in the Township of Orange, County of Delaware, State of Ohio (the "Ohio Property");

                          (c) A Deed to Secure Debt dated as of even date herewith, executed by Company, as grantor, for the benefit of Bank and Trustee, as grantee encumbering real property located in the City of Atlanta, County of DeKalb, State of Georgia (the "Georgia Property");

                          (d) A Deed of Trust with Assignment of Rents and Fixture Filing dated as of even date herewith, executed by Guarantor, as trustor, in favor of American Securities Company, as security trustee, for the benefit of Bank and Trustee, as beneficiary, encumbering real property located in the City of Hayward, County of Alameda, State of California (the "Hayward Property"); and

                          (e) A Mortgage dated as of even date herewith, executed by Guarantor for the benefit of Bank and Trustee, as beneficiary, encumbering real property located in the Village of Schaumburg, County of Cook, State of Illinois (the "Illinois Property").




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
                          (f) A Company Security Agreement dated as of even date herewith, executed by Company, as debtor, in favor of Bank and Trustee, as secured party, granting a security interest in certain personal property relating to the Ohio Property, the Texas Property and the Georgia Property.

                          (g) A Guaranty Security Agreement dated as of even date herewith, executed by Guarantor, as debtor, in favor of Bank and Trustee, as secured party, granting a security interest in certain personal property relating to the Hayward Property and the Illinois Property,

The deeds of trust referred to in subsections (a) through (e) are collectively referred to herein as the "Deeds of Trust". The Texas Property, the Ohio Property, the Georgia Property, the Hayward Property and the Illinois Property are sometimes collectively referred to herein as the "Properties."

                 1.4      Agreement.       In consideration of, and as a
condition to, the issuance of the Series A Letter of Credit, Bank and Trustee hereby agrees as hereinafter provided.

2.       Disbursement Procedure.

                 Trustee hereby agrees that it will not make any disbursement to Company or to any other person or entity of all or any portion of the proceeds of the Series A Bonds or any other funds held from time to time by Trustee under the Trust Indenture in connection therewith without the approval of Bank (subject to certain pre-approvals of disbursements by Bank).

3.       Notice of Bond Document Default to Bank.

                 Trustee shall give to Bank a copy of any notice (and subsequent communications relating thereto) given to Company of or with respect to a default under Section 1101 of the Trust Indenture or with respect to an event which, with notice and/or lapse of time, would constitute a default under
Section 1101 of the Trust Indenture. Such copy shall be given to Bank in the same manner and at the same time as the corresponding notice or communication is given to Company under the applicable Bond Document(s), and before Trustee exercises any remedy granted to it or Issuer under any of the Bond Documents. If such a default occurs of which Trustee has knowledge for which no notice is required to be given to



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
Company, Trustee shall deliver a notice of such default to Bank immediately upon learning of its occurrence.

4.       Bank Rights on Bank Document Default.

         Trustee hereby acknowledges and agrees that Bank shall have the following rights in the event of the occurrence of an Event of Default under the Series A Reimbursement Agreement, the Guaranty or any of the other Loan
Documents:

                    (a) The right to implement any or all of its rights under the Series A Reimbursement Agreement and the other Loan Documents (other than a foreclosure under the Texas Deed of Trust), including without limitation commencement of actions against Company to recover sums owing under the Loan Documents and/or to obtain injunctive relief and making demand upon Guarantor for the performance of its obligations under the Guaranty, without giving notice to Trustee of Bank's intention to cause a default to be declared under the Trust Indenture; in such event, there shall be no declaration by Trustee of a default under the Trust Indenture notwithstanding any such action by Bank unless there are grounds for such default other than by reason of the occurrence of an Event of Default under the Series A Reimbursement Agreement; or

                    (b) The right, with or without implementation of any or all of its rights under the Reimbursement Agreement and the other Loan Documents (including the right to foreclose under the Texas Deed of Trust), to give notice to Trustee of Bank's intention to cause a default to be declared under the Trust Indenture; in such event, Trustee shall immediately declare such a default and make an A Drawing under the Series A Letter of Credit.

5.       Events of Default.

                 Bank hereby acknowledges and agrees that nothing contained in
Section 4, above, shall limit the rights of Trustee in the event of the occurrence of an event of default under the Bond Documents other than an event of default which occurs by reason of the occurrence of an Event of Default under the Series A Reimbursement Agreement. Trustee hereby acknowledges and agrees that the occurrence of an Event of Default under the Series A Reimbursement Agreement shall not constitute an Event of Default under the Bond Documents unless Bank has given the notice described in Section 4(b), above.

6.       Bank Right to Cure Bond Document Defaults.

                 If Company fails to cure a default under any Bond Document within the applicable cure period, Trustee shall notify Bank in writing of such failure and shall refrain from exercising any remedy under the Bond Documents or at law in the event that Bank either (a) cures such default within fifteen
(15) days following receipt of such notice, or (b) if such default is not capable of being cured by the payment of money, commences cure within thirty
(30) days and thereafter diligently proceeds with such cure.  Nothing in this
Section 6 shall be construed to either (1) obligate Bank to cure any default by Company or (2) obligate Trustee to refrain from exercising any remedy in the event that such non-exercise would, in the opinion of bond counsel (McCall, Parkhurst & Horton), adversely affect the tax-exempt status of interest on the Series A Bonds.

7.       Assignment of Rights.

                 Trustee hereby agrees that, immediately upon receipt by Trustee of funds from all sources (including without limitation any payments under the Series A Letter of Credit) which are sufficient to retire in full the obligations of Bank under the Series A Letter of Credit, Trustee shall do the following:

         7.1 Subject to Section 1105 of the Trust Indenture, use all funds in its possession pursuant to the Trust Indenture and all funds paid under the Series A Letter of Credit as may be necessary to promptly redeem and retire all outstanding Series A Bonds at their face amount plus any accrued interest.

                 7.2 At the option of Bank, either reconvey, release and cancel, or assign to Bank, all of its right, title and interest under the Security Documents and execute, acknowledge and deliver to Bank such instruments and documents as may be reasonably necessary in connection with such reconveyance, release, cancellation or assignment.

                 7.3 Assign to Bank all of its interest in the cash collateral held in the Reserve Accounts and execute and deliver to Bank such instruments and documents as may be reasonably necessary in connection with such assignment.

                 7.4 Deliver to Bank, in good funds and to such account as Bank shall designate, the entire balance of undisbursed proceeds of the Series A Bonds and any other funds then held by Trustee under the Trust Indenture, together with any interest and other sums accrued on all such sums, as of the date of payment by Bank on the Series A Letter of Credit, subject to (i) Section 1105 of the Trust Indenture and (ii) prior payment of any unpaid fees and expenses (not to include any fees or expenses of outside legal counsel) of Trustee described in
Section 1202 of the Trust Indenture.

                 7.5 Assign to Bank all of its right, title and interest under or in connection with the Series A Loan Agreement and the Trust Indenture, including without limitation all sums in which Trustee has an interest pursuant to the provisions of the Trust Indenture and all causes of action and other rights which have accrued or may accrue thereafter; provided, however, that Bank shall not be subject to any of the trust obligations of Trustee with regard to such sums, causes of action and other rights.

8.       Limits on Disposition of Pledged Bonds.

                 Bank shall not release from the lien of the Series A Pledge Agreement any Pledged Bonds (as defined in the Series A Pledge Agreement) (other than by delivery to the Trustee for cancellation) unless, at the time of or before such release, the aggregate amount available under the Series A Letter of Credit shall be reinstated in an amount equal to the full principal amount of the Pledged Bonds released together with the portion of any drawing made under the Series A Letter of Credit with respect to the interest portion of the purchase price of the Pledged Bonds so being released. Also, notwithstanding rights and remedies given to Bank in the Series A Pledge Agreement to dispose of Pledged Bonds, at any time the Series A Letter of Credit remains in effect, Bank shall not dispose of any Pledged Bonds other than by delivery to the Trustee for cancellation.

9.       Reserve Accounts.

                 Trustee hereby agrees to release its interest in the cash collateral to be deposited by Company in the Reserve Accounts (pursuant to Section 6.6 of the Series A Reimbursement Agreement) in exchange for any substitute collateral reasonably satisfactory to Bank.

10.      Termination of Shared Interest Requirement.

                 Trustee hereby agrees that, immediately upon receipt by Trustee of written assurances (from bond counsel or otherwise) that Trustee is not required, for purposes of maintenance of the rating of the Series A Bonds or otherwise, to hold a shared interest in the Security Documents, Trustee shall, at the option of Bank, either reconvey, release and cancel, or assign to Bank all of its right, title and interest under the Security Documents and the Reserve Accounts, and will execute, acknowledge and deliver to Bank such instruments and documents as may be reasonably necessary in connection with such reconveyance, release, cancellation or assignment.

11.      Notices.

                 11.1 Trustee shall immediately give Bank notice of (a) its resignation or removal or any other actual or planned change in the identity of Trustee, whether pursuant to the Trust Indenture or otherwise, and (b) any actual or planned amendment of the Trust Indenture or any supplement thereto, or any request by any person or entity for the same.

                 11.2 Trustee shall deliver to Bank copies of any reports to be delivered by Trustee pursuant to the Trust Indenture, as it may be amended from time to time, such delivery to be reasonably concurrent with Trustee's delivery of such reports pursuant to the Trust Indenture.

                 11.3 All notices, requests, demands, directions or other communications which may be given pursuant to this Agreement must be in writing and must be mailed or personally delivered to the appropriate party at its address as follows:

                 If to Trustee:           Bank One Trust Company, N.A.
                                          100 East Broad Street
                                          Columbus, Ohio 43271-0181
                                          Attention:       Corporate Trust

                 If to Bank:               Wells Fargo Bank, N.A.
                                           Real Estate Industries Group
                                           2055 Gateway Place, Suite 200
                                           San Jose, California 95110
                                           Attention:       Mr. George Huxtable,
                                                            Vice President

Addresses for purposes of notice may be changed from time to time by written notice pursuant to this Section 11.3. If any notice, request, demand, direction or other communication is given by mail it will be effective upon the earlier of (a) 96 hours after deposit in the U.S. Mail, certified or registered mail, return receipt requested postage prepaid or (b) actual receipt, as indicated by the return receipt; if given by personal delivery, when delivered.




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
12.      Attorneys' Fees.

                 In the event that either Bank or Trustee brings an action to interpret or enforce their rights under this Agreement, the prevailing party in such action shall be entitled to recover its costs and attorneys' fees as awarded by the court in such action.

13.      Amendments; Governing Law

                 This Agreement may be amended only by a written agreement signed by both Bank and Trustee. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Texas.

14.      Miscellaneous.

                 All capitalized terms used herein and not otherwise defined herein shall have the meanings set forth for them in the Series A Reimbursement Agreement. In the event of any conflict between the provisions of this Agreement and the provisions of any Bond Document, this Agreement shall control.

                 IN WITNESS WHEREOF, Bank and Trustee have caused this Agreement to be duly executed as of the date first written above.


                                        "Bank":

                                        WELLS FARGO BANK, N.A.

                                        By  /s/ Signature Unreadable
                                           -------------------------------------
                                           Its  /s/ P.O.
                                               ---------------------------------

                                        "Trustee":

                                        BANK ONE TRUST COMPANY, N.A.

                                        By  /s/ Signature Unreadable
                                           -------------------------------------
                                           Its  /s/ Vice Pres
                                               ---------------------------------

STATE OF CALIFORNIA       )
                          )  ss.
COUNTY OF  Santa Clara    )



                 On March 20, 1986 before me, the undersigned, personally appeared George Huxtable personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed this instrument as Vice President of the association therein named and acknowledged to me that said association executed it.


                                        /s/ Carmel Forte
                                        ---------------------------------------
[SEAL OMITTED]                          Notary Public in and for said
                                        County and State

                                        My commission expires:




STATE OF CALIFORNIA       )
                          )  ss.
COUNTY OF Santa Clara     )


                 On _________, 19__, before me, the undersigned, personally appeared,__________ personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed this instrument as _________________ of the association therein named and acknowledged to me that said association executed it.


                                        ----------------------------------------
                                        Notary Public in and for said
                                        County and State

                                        My commission expires:

STATE OF OHIO             )
                          )  ss.
COUNTY OF Franklin        )


                 On this 14th day of March, 1986, before me, the subscriber, a notary Public in and for said state and county, personally appeared Jean Kroviak who stated that she is the Vice President of Bank One Trust Company, N.A., a national banking association, who acknowledged that he executed the foregoing instrument on behalf of such national banking association and that such execution was duly authorized by such national banking association and was his voluntary act and deed.

                 IN WITNESS WHEREOF, I have hereunto signed my name and affixed my official seal on this 14th day of March, 1986.


                                        /s/ Signature Unreadable
                                        ----------------------------------------
                                        Notary Public/

                                        My commission expires:





This instrument prepared by:                 Steve Ross, Esq,
                                             SHEPPARD, MULLIN, RICHTER & HAMPTON
                                             333 South Hope Street, 48th Floor
                                             Los Angeles, California 90071





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
THIS INSTRUMENT WAS PREPARED BY
AND SHOULD BE RETURNED TO:

SHEPPARD, MULLIN, RICHTER & HAMPTON
333 South Hope Street, 48th Floor
Los Angeles, California 90071
Attention:       Steve Ross



                        SERIES A INTERCREDITOR AGREEMENT


                 This Series A Intercreditor Agreement ("Agreement") is executed as of November 1, 1985, by and between WELLS FARGO BANK, N.A., a national banking association ("Bank"), and BANK ONE TRUST COMPANY, N.A., a national banking association ("Trustee").


1.       Recitals.

                 1.1 The Series A Bonds. The Trinity River Industrial Development Authority, a non-profit industrial development corporation ("Issuer"), pursuant to that certain Trust Indenture executed as of even date herewith between Trustee and Issuer (the "Trust Indenture"), has agreed to issue its Trinity River Industrial Development Authority Variable Rate Demand Industrial Development Revenue Bonds (Radiation Sterilizers, Incorporated Project), Series 1985A (the "Series A Bonds"), The proceeds of the Series A Bonds are to be loaned to Radiation Sterilizers, Incorporated, a California corporation ("Company"), and will be secured by the Deeds of Trust (as defined below). Trustee is the trustee for the Series A Bonds,

                 1.2 The Series A Reimbursement Agreement and the Series A Letter of Credit. Pursuant to the terms of that certain Series A Reimbursement Agreement executed between Company and Bank as of even date herewith (the "Series A Reimbursement Agreement"), Bank has agreed to issue an irrevocable standby letter of credit in the face amount of $2,198,596.00 (the "Series A Letter of Credit"). Trustee is empowered to draw upon the Series A Letter of Credit for the benefit of the purchasers of the Series A Bonds as provided in the Series A Letter of Credit. The obligations of Company to Bank under the Series A Reimbursement Agreement and other documents executed in connection therewith have been guaranteed by Charles King & Associates, a California limited part-


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
nership ("Guarantor") pursuant to that certain General Continuing Guaranty, executed by Guarantor in favor of Bank as of even date herewith (the "Guaranty").

                 1.3 Security Documents. The obligations of Company to Trustee relating to the payment of the principal amount of, and accrued interest on, the Series A Bonds, and the obligations of Company to Bank under the Series A Reimbursement Agreement and the other Loan Documents are secured by the following documents (collectively, the "Security Documents"):

                          (a) A Deed of Trust with Assignment of Rents (the "Texas Deed of Trust") dated as of even date herewith, executed by Company, as trustor, in favor of John Hollyfield, as trustee, for the benefit of Bank and Trustee, as beneficiary, encumbering real property located in the City of Fort Worth, County of Tarrant, State of Texas (the "Texas Property");

                          (b) An Open End Mortgage dated as of even date herewith, executed by Company, as borrower, for the benefit of Bank and Trustee, as beneficiary, encumbering real property located in the Township of Orange, County of Delaware, State of Ohio (the "Ohio Property");

                          (c) A Deed to Secure Debt dated as of even date herewith, executed by Company, as grantor, for the benefit of Bank and Trustee, as grantee encumbering real property located in the City of Atlanta, County of DeKalb, State of Georgia (the "Georgia Property");

                          (d) A Deed of Trust with Assignment of Rents and Fixture Filing dated as of even date herewith, executed by Guarantor, as trustor, in favor of American Securities Company, as security trustee, for the benefit of Bank and Trustee, as beneficiary, encumbering real property located in the City of Hayward, County of Alameda, State of California (the "Hayward Property"); and

                          (e) A Mortgage dated as of even date herewith, executed by Guarantor for the benefit of Bank and Trustee, as beneficiary, encumbering real property located in the Village of Schaumburg, County of Cook, State of Illinois (the "Illinois Property").




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
                          (f) A Company Security Agreement dated as of even date herewith, executed by Company, as debtor, in favor of Bank and Trustee, as secured party, granting a security interest in certain personal property relating to the Ohio Property, the Texas Property and the Georgia Property.

                          (g) A Guaranty Security Agreement dated as of even date herewith, executed by Guarantor, as debtor, in favor of Bank and Trustee, as secured party, granting a security interest in certain personal property relating to the Hayward Property and the Illinois Property.

The deeds of trust referred to in subsections (a) through (e) are collectively referred to herein as the "Deeds of Trust". The Texas Property, the Ohio Property, the Georgia Property, the Hayward Property and the Illinois Property are sometimes collectively referred to herein as the "Properties."

                 1.4 Agreement. In consideration of, and as a condition to, the issuance of the Series A Letter of Credit, Bank and Trustee hereby agrees as hereinafter provided.

2.       Disbursement Procedure.

                 Trustee hereby agrees that it will not make any disbursement to Company or to any other person or entity of all or any portion of the proceeds of the Series A Bonds or any other funds held from time to time by Trustee under the Trust Indenture in connection therewith without the approval of Bank (subject to certain preapprovals of disbursements by Bank).

3.       Notice of Bond Document Default to Bank.

                 Trustee shall give to Bank a copy of any notice (and subsequent communications relating thereto) given to Company of or with respect to a default under Section 1101 of the Trust Indenture or with respect to an event which, with notice and/or lapse of time, would constitute a default under
Section 1101 of the Trust Indenture. Such copy shall be given to Bank in the same manner and at the same time as the corresponding notice or communication is given to Company under the applicable Bond Document(s), and before Trustee exercises any remedy granted to it or Issuer under any of the Bond Documents. If such a default occurs of which Trustee has knowledge for which no notice is required to be given to Company, Trustee shall deliver a notice of such default to Bank immediately upon learning of its occurrence.

4.       Bank Rights on Bank Document Default.

                 Trustee hereby acknowledges and agrees that Bank shall have the following rights in the event of the occurrence of an Event of Default under the Series A Reimburse-ment Agreement, the Guaranty or any of the other Loan Documents:

                          (a) The right to implement any or all of its rights under the Series A Reimbursement Agreement and the other Loan Documents (other than a foreclosure under the Texas Deed of Trust), including without limitation commencement of actions against Company to recover sums owing under the Loan Documents and/or to obtain injunctive relief and making demand upon Guarantor for the perform-mance of its obligations under the Guaranty, without giving notice to Trustee of Bank's intention to cause a default to be declared under the Trust Indenture; in such event, there shall be no declaration by Trustee of a default under the Trust Indenture notwithstanding any such action by Bank unless there are grounds for such default other than by reason of the occurrence of an Event of Default under the Series A Reimbursement Agreement; or

                          (b) The right, with or without implementation of any or all of its rights under the Reimbursement Agreement and the other Loan Documents (including the right to foreclose under the Texas Deed of Trust), to give notice to Trustee of Bank's intention to cause a default to be declared under the Trust Indenture; in such event, Trustee shall immediately declare such a default and make an A Drawing under the Series A Letter of Credit.

5.       Events of Default.

                 Bank hereby acknowledges and agrees that nothing contained in
Section 4, above, shall limit the rights of Trustee in the event of the occurrence of an event of default under the Bond Documents other than an event of default which occurs by reason of the occurrence of an Event of Default under the Series A Reimbursement Agreement. Trustee hereby acknowledges and agrees that the occurrence of an Event of Default under the Series A Reimbursement Agreement shall not constitute an Event of Default under the Bond Documents unless Bank has given the notice described in Section 4(b), above.

6.       Bank Right to Cure Bond Document Defaults.

                 If Company fails to cure a default under any Bond Document within the applicable cure period, Trustee shall notify Bank in writing of such failure and shall refrain from exercising any remedy under the Bond Documents or at law in the event that Bank either (a) cures such default within fifteen
(15) days following receipt of such notice, or (b) if such default is not capable of being cured by the payment of money, commences cure within thirty
(30) days and thereafter diligently proceeds with such cure.  Nothing in this
Section 6 shall be construed to either (1) obligate Bank to cure any default by Company or (2) obligate Trustee to refrain from exercising any remedy in the event that such non-exercise would, in the opinion of bond counsel (McCall, Parkhurst & Horton), adversely affect the tax-exempt status of interest on the Series A Bonds.

7.       Assignment of Rights.

                 Trustee hereby agrees that, immediately upon receipt by Trustee of funds from all sources (including without limitation any payments under the Series A Letter of Credit) which are sufficient to retire in full the obligations of Bank under the Series A Letter of Credit, Trustee shall do the following:

                 7.1 Subject to Section 1105 of the Trust Indenture, use all funds in its possession pursuant to the Trust Indenture and all funds paid under the Series A Letter of Credit as may be necessary to promptly redeem and retire all outstanding Series A Bonds at their face amount plus any accrued interest.

                 7.2 At the option of Bank, either reconvey, release and cancel, or assign to Bank, all of its right, title and interest under the Security Documents and execute, acknowledge and deliver to Bank such instruments and documents as may be reasonably necessary in connection with such reconveyance, release, cancellation or assignment.

                 7.3 Assign to Bank all of its interest in the cash collateral held in the Reserve Accounts and execute and deliver to Bank such instruments and documents as may be reasonably necessary in connection with such assignment.

                 7.4 Deliver to Bank, in good funds and to such account as Bank shall designate, the entire balance of undisbursed proceeds of the Series A Bonds and any other funds then held by Trustee under the Trust Indenture, together with any interest and other sums accrued on all such sums, as of the date of payment by Bank on the Series A Letter of Credit, subject to (i)
Section 1105 of the Trust Indenture and (ii) prior payment of any unpaid fees and expenses (not to include any fees or expenses of outside legal counsel) of Trustee described in Section 1202 of the Trust Indenture.

                 7.5 Assign to Bank all of its right, title and interest under or in connection with the Series A Loan Agreement and the Trust Indenture, including without limitation all sums in which Trustee has an interest pursuant to the provisions of the Trust Indenture and all causes of action and other rights which have accrued or may accrue thereafter; provided, however, that Bank shall not be subject to any of the trust obligations of Trustee with regard to such sums, causes of action and other rights.

8.       Limits on Disposition of Pledged Bonds.

                 Bank shall not release from the lien of the Series A Pledge Agreement any Pledged Bonds (as defined in the Series A Pledge Agreement) (other than by delivery to the Trustee for cancellation) unless, at the time of or before such release, the aggregate amount available under the Series A Letter of Credit shall be reinstated in an amount equal to the full principal amount of the Pledged Bonds released together with the portion of any drawing made under the Series A Letter of Credit with respect to the interest portion of the purchase price of the Pledged Bonds so being released. Also, notwith-standing rights and remedies given to Bank in the Series A Pledge Agreement to dispose of Pledged Bonds, at any time the Series A Letter of Credit remains in effect, Bank shall not dispose of any Pledged Bonds other than by delivery to the Trustee for cancellation.

9.       Reserve Accounts.

                 Trustee hereby agrees to release its interest in the cash collateral to be deposited by Company in the Reserve Accounts (pursuant to Section 6.6 of the Series A Reimbursement Agreement) in exchange for any substitute collateral reasonably satisfactory to Bank.

10.      Termination of Shared Interest Requirement.

                 Trustee hereby agrees that, immediately upon receipt by Trustee of written assurances (from bond counsel or otherwise) that Trustee is not required, for purposes of maintenance of the rating of the Series A Bonds or otherwise, to hold a shared interest in the Security Documents, Trustee shall, at the option of Bank, either reconvey, release and cancel, or assign to Bank all of its right, title and interest under the Security Documents and the Reserve Accounts, and will execute, acknowledge and deliver to Bank such instruments and documents as may be reasonably necessary in connection with such reconveyance, release, cancellation or assignment.

11.      Notices.

                 11.1 Trustee shall immediately give Bank notice of (a) its resignation or removal or any other actual or planned change in the identity of Trustee, whether pursuant to the Trust Indenture or otherwise, and (b) any actual or planned amendment of the Trust Indenture or any supplement thereto, or any request by any person or entity for the same.

                 11.2 Trustee shall deliver to Bank copies of any reports to be delivered by Trustee pursuant to the Trust Indenture, as it may be amended from time to time, such delivery to be reasonably concurrent with Trustee's delivery of such reports pursuant to the Trust Indenture,

                 11.3 All notices, requests, demands, directions or other communications which may be given pursuant to this Agreement must be in writing and must be mailed or personally delivered to the appropriate party at its address as follows:

                 If to Trustee:            Bank One Trust Company, N.A.
                                           100 East Broad Street
                                           Columbus, Ohio 43271-0181
                                           Attention:       Corporate Trust

                 If to Bank:               Wells Fargo Bank, N.A.
                                           Real Estate Industries Group
                                           2055 Gateway Place, Suite 200
                                           San Jose, California 95110
                                           Attention:       Mr. George Huxtable,
                                                            Vice President

Addresses for purposes of notice may be changed from time to time by written notice pursuant to this Section 11.3. If any notice, request, demand, direction or other communication is given by mail it will be effective upon the earlier of (a) 96 hours after deposit in the U.S. Mail, certified or registered mail, return receipt requested postage prepaid or (b) actual receipt, as indicated by the return receipt; if given by personal delivery, when delivered.

12.      Attorneys' Fees.

                 In the event that either Bank or Trustee brings an action to interpret or enforce their rights under this Agreement, the prevailing party in such action shall be entitled to recover its costs and attorneys' fees as awarded by the court in such action.

13.      Amendments; Governing Law.

                 This Agreement may be amended only by a written agreement signed by both Bank and Trustee, This Agreement shall be governed by and interpreted in accordance with the laws of the State of Texas.

14.      Miscellaneous.

                 All capitalized terms used herein and not otherwise defined herein shall have the meanings set forth for them in the Series A Reimbursement Agreement. In the event of any conflict between the provisions of this Agreement and the provisions of any Bond Document, this Agreement shall control.

IN WITNESS WHEREOF, Bank and Trustee have caused this Agreement to be duly executed as of the date first written above.


                                        "Bank":

                                        WELLS FARGO BANK, N.A.

                                        By  /s/ Signature Unreadable
                                           -------------------------------------
                                           Its  /s/ Signature Unreadable
                                               ---------------------------------

                                        "Trustee":

                                        BANK ONE TRUST COMPANY, N.A.


                                        By  /s/ Signature Unreadable
                                           -------------------------------------
                                           Its  /s/ AUTHORIZED SIGNER
                                               ---------------------------------

STATE OF CALIFORNIA       )
                          )       ss.
COUNTY OF __________      )


                 On ______________, 19 __, before me, the undersigned, personally appeared ________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed this instrument as ___________ of the association therein named and acknowledged to me that said association executed it.


                                        /s/ Signature Unreadable
                                        ----------------------------------------
[SEAL OMITTED]                          Notary Public in and for said
                                        County and State

                                        My commission expires:



STATE OF CALIFORNIA       )
                          )       ss.
COUNTY OF                 )



                 On _____________, 19__, before me, the undersigned, personally appeared ________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed this instrument as ___________ of the association therein named and acknowledged to me that said association executed it.



                                        ----------------------------------------
                                        Notary Public in and for said
                                        County and State

                                        My commission expires:

STATE OF OHIO             )
                          )       ss.
COUNTY OF FRANKLIN        )





                 On this 10th day of December, 1985, before me, the subscriber, a notary public in and for said state and county, personally appeared Fredrick Schaal, who stated that he is the Senior Trust Officer of Bank One Trust Company, N.A., a national banking association, who acknowledged that he executed the foregoing instrument on behalf of such national banking association and that such execution was duly authorized by such national banking association and was his voluntary act and deed.

                 IN WITNESS WHEREOF, I have hereunto signed my name and affixed my official seal on this 10TH day of DECEMBER 1985.



                                        /s/ Signature Unreadable
                                        ----------------------------------------
                                        Notary Public

                                        My commission expires: Never Expires.





This instrument prepared by:                 Steve Ross, Esq.
                                             SHEPPARD, MULLIN, RICHTER & HAMPTON
                                             333 South Hope Street, 48th Floor
                                             Los Angeles, California 90071

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

SHEPPARD, MULLIN, RICHTER & HAMPTON
333 South Hope Street, 48th Floor
Los Angeles, California 90071
Attention:       Steve Ross



                       SERIES A INTERCREDITOR, AGREEMENT


         This Series A Intercreditor Agreement ("Agreement") is executed as of November 1, 1985, by and between WELLS FARGO BANK, N.A., a national banking association ("Bank"), and BANK ONE TRUST COMPANY, N.A., a national banking association ("Trustee").


1.       Recitals.

                 1.1 The Series A Bonds.The Trinity River Industrial Development Authority, a non-profit industrial development corporation ("Issuer"), pursuant to that certain Trust Indenture executed as of even date herewith between Trustee and Issuer (the "Trust Indenture"), has agreed to issue its Trinity River Industrial Development Authority Variable Rate Demand Industrial Development Revenue Bonds (Radiation Sterilizers, Incorporated Project), Series 1985A (the "Series A Bonds"). The proceeds of the Series A Bonds are to be loaned to Radiation Sterilizers, Incorporated, a California corporation ("Company"), and will be secured by the Deeds of Trust (as defined below). Trustee is the trustee for the Series A Bonds.

                 1.2 The Series A Reimbursement Agreement and the Series A Letter of Credit. Pursuant to the terms of that certain Series A Reimbursement Agreement executed between Company and Bank as of even date herewith (the "Series A Reimbursement Agreement"), Bank has agreed to issue an irrevocable standby letter of credit in the face amount of $2,198,596.00 (the "Series A Letter of Credit"). Trustee is empowered to draw upon the Series A Letter of Credit for the benefit of the purchasers of the Series A Bonds as provided in the Series A Letter of Credit. The obligations of Company to Bank under the Series A Reimbursement Agreement and other documents executed in connection therewith have been guaranteed by Charles King & Associates, a California limited part-nership ("Guarantor") pursuant to that certain General Continuing Guaranty, executed by Guarantor in favor of Bank as of even date herewith (the "Guaranty"),

                 1.3 Security Documents. The obligations of Company to Trustee relating to the payment of the principal amount of, and accrued interest on, the Series A Bonds, and the obligations of Company to Bank under the Series A Reimbursement Agreement and the other Loan Documents are secured by the following documents (collectively, the "Security Documents"):

                          (a) A Deed of Trust with Assignment of Rents (the "Texas Deed of Trust") dated as of even date herewith, executed by Company, as trustor, in favor of John Hollyfield, as trustee, for the benefit of Bank and Trustee, as beneficiary, encumbering real property located in the City of Fort Worth, County of Tarrant, State of Texas (the "Texas Property");

                          (b) An Open End Mortgage dated as of even date herewith, executed by Company, as borrower, for the benefit of Bank and Trustee, as beneficiary, encumbering real property located in the Township of Orange, County of Delaware, State of Ohio (the "Ohio Property");

                          (c) A Deed to Secure Debt dated as of even date herewith, executed by Company, as grantor, for the benefit of Bank and Trustee, as grantee encumbering real property located in the City of Atlanta, County of DeKalb, State of Georgia (the "Georgia Property");

                          (d) A Deed of Trust with Assignment of Rents and Fixture Filing dated as of even date herewith, executed by Guarantor, as trustor, in favor of American Securities Company, as security trustee, for the benefit of Bank and Trustee, as beneficiary, encumbering real property located in the City of Hayward, County of Alameda, State of California (the "Hayward Property"); and

                          (e) A Mortgage dated as of even date herewith, executed by Guarantor for the benefit of Bank and Trustee, as beneficiary, encumbering real property located in the Village of Schaumburg, County of Cook, State of Illinois (the "Illinois Property").

                          (f) A Company Security Agreement dated as of even date herewith, executed by Company, as debtor, in favor of Bank and Trustee, as secured party, granting a security interest in certain personal property relating to the Ohio Property, the Texas Property and the Georgia Property.

                          (g) A Guaranty Security Agreement dated as of even date herewith, executed by Guarantor, as debtor, in favor of Bank and Trustee, as secured party, granting a security interest in certain personal property relating to the Hayward Property and the Illinois Property.

The deeds of trust referred to in subsections (a) through (e) are collectively referred to herein as the "Deeds of Trust". The Texas Property, the Ohio Property, the Georgia Property, the Hayward Property and the Illinois Property are sometimes collectively referred to herein as the "Properties."

                 1.4      Agreement.       In consideration of, and as a
condition to, the issuance of the Series A Letter of Credit, Bank and Trustee hereby agrees as hereinafter provided.

2.       Disbursement Procedure.

                 Trustee hereby agrees that it will not make any disbursement to Company or to any other person or entity of all or any portion of the proceeds of the Series A Bonds or any other funds held from time to time by Trustee under the Trust Indenture in connection therewith without the approval of Bank (subject to certain pre-approvals of disbursements by Bank).

3.       Notice of Bond Document Default to Bank.

                 Trustee shall give to Bank a copy of any notice (and subsequent communications relating thereto) given to Company of or with respect to a default under Section 1101 of the Trust Indenture or with respect to an event which, with notice and/or lapse of time, would constitute a default under
Section 1101 of the Trust Indenture. Such copy shall be given to Bank in the same manner and at the same time as the corresponding notice or communication is given to Company under the applicable Bond Document(s), and before Trustee exercises any remedy granted to it or Issuer under any of the Bond Documents. If such a default occurs of which Trustee has knowledge for which no notice is required to be given to

Company, Trustee shall deliver a notice of such default to Bank immediately upon learning of its occurrence.

4.       Bank Rights on Bank Document Default.

                 Trustee hereby acknowledges and agrees that Bank shall have the following rights in the event of the occurrence of an Event of Default under the Series A Reimbursement Agreement, the Guaranty or any of the other Loan Documents:

                          (a) The right to implement any or all of its rights under the Series A Reimbursement Agreement and the other Loan Documents (other than a foreclosure under the Texas Deed of Trust), including without limitation commencement of actions against Company to recover sums owing under the Loan Documents and/or to obtain injunctive relief and making demand upon Guarantor for the performance of its obligations under the Guaranty, without giving notice to Trustee of Bank's intention to cause a default to be declared under the Trust Indenture; in such event, there shall be no declaration by Trustee of a default under the Trust Indenture notwithstanding any such action by Bank unless there are grounds for such default other than by reason of the occurrence of an Event of Default under the Series A Reimbursement Agreement; or

                          (b) The right, with or without implementation of any or all of its rights under the Reimbursement Agreement and the other Loan Documents (including the right to foreclose under the Texas Deed of Trust), to give notice to Trustee of Bank's intention to cause a default to be declared under the Trust Indenture; in such event, Trustee shall immediately declare such a default and make an A Drawing under the Series A Letter of Credit.

5.       Events of Default.

                 Bank hereby acknowledges and agrees that nothing contained in
Section 4, above, shall limit the rights of Trustee in the event of the occurrence of an event of default under the Bond Documents other than an event of default which occurs by reason of the occurrence of an Event of Default under the Series A Reimbursement Agreement. Trustee hereby acknowledges and agrees that the occurrence of an Event of Default under the Series A Reimbursement Agreement shall not constitute an Event of Default under the Bond Documents unless Bank has given the notice described in Section 4(b), above.

6.       Bank Right to Cure Bond Document Defaults.

                 If company fails to cure a default under any Bond Document within the applicable cure period, Trustee shall notify Bank in writing of such failure and shall refrain from exercising any remedy under the Bond Documents or at law in the event that Bank either (a) cures such default within fifteen
(15) days following receipt of such notice, or (b) if such default is not capable of being cured by the payment of money, commences cure within thirty
(30) days and thereafter diligently proceeds with such cure.  Nothing in this
Section 6 shall be construed to either (1) obligate Bank to cure any default by Company or (2) obligate Trustee to refrain from exercising any remedy in the event that such non-exercise would, in the opinion of bond counsel (McCall, Parkhurst & Horton), adversely affect the tax-exempt status of interest on the Series A Bonds.

7.       Assignment of Rights.

                 Trustee hereby agrees that, immediately upon receipt by Trustee of funds from all sources (including without limitation any payments under the Series A Letter of Credit) which are sufficient to retire in full the obligations of Bank under the Series A Letter of Credit, Trustee shall do the following:

                 7.1 Subject to Section 1105 of the Trust Indenture, use all funds in its possession pursuant to the Trust Indenture and all funds paid under the Series A Letter of Credit as may be necessary to promptly redeem and retire all outstanding Series A Bonds at their face amount plus any accrued interest.

                 7.2 At the option of Bank, either reconvey, release and cancel, or assign to Bank, all of its right, title and interest under the Security Documents and execute, acknowledge and deliver to Bank such instruments and documents as may be reasonably necessary in connection with such reconveyance, release, cancellation or assignment,

                 7.3 Assign to Bank all of its interest in the cash collateral held in the Reserve Accounts and execute and deliver to Bank such instruments and documents as may be reasonably necessary in connection with such assignment.

                 7.4 Deliver to Bank, in good funds and to such account as Bank shall designate, the entire balance of undisbursed proceeds of the Series A Bonds and any other funds then held by Trustee under the Trust Indenture, together with any interest and other sums accrued on all such sums, as of the date of payment by Bank on the Series A Letter of Credit, subject to (i)
Section 1105 of the Trust Indenture and (ii) prior payment of any unpaid fees and expenses (not to include any fees or expenses of outside legal counsel) of Trustee described in Section 1202 of the Trust Indenture.

                 7.5 Assign to Bank all of its right, title and interest under or in connection with the Series A Loan Agreement and the Trust Indenture, including without limitation all sums in which Trustee has an interest pursuant to the provisions of the Trust Indenture and all causes of action and other rights which have accrued or may accrue thereafter; provided, however, that Bank shall not be subject to any of the trust obligations of Trustee with regard to such sums, causes of action and other rights.

8.       Limits on Disposition of Pledged Bonds.

                 Bank shall not release from the lien of the Series A Pledge Agreement any Pledged Bonds (as defined in the Series A Pledge Agreement) (other than by delivery to the Trustee for cancellation) unless, at the time of or before such release, the aggregate amount available under the Series A Letter of Credit shall be reinstated in an amount equal to the full principal amount of the Pledged Bonds released together with the portion of any drawing made under the Series A Letter of Credit with respect to the interest portion of the purchase price of the Pledged Bonds so being released. Also, notwithstanding rights and remedies given to Bank in the Series A Pledge Agreement to dispose of Pledged Bonds, at any time the Series A Letter of Credit remains in effect, Bank shall not dispose of any Pledged Bonds other than by delivery to the Trustee for cancellation.

9.       Reserve Accounts.

                 Trustee hereby agrees to release its interest in the cash collateral to be deposited by Company in the Reserve Accounts (pursuant to Section 6.6 of the Series A Reimbursement Agreement) in exchange for any substitute collateral reasonably satisfactory to Bank.

10.      Termination of Shared Interest Requirement.

                 Trustee hereby agrees that, immediately upon receipt by Trustee of written assurances (from bond counsel or otherwise) that Trustee is not required, for purposes of maintenance of the rating of the Series A Bonds or otherwise, to hold a shared interest in the Security Documents, Trustee shall, at the option of Bank, either reconvey, release and cancel, or assign to Bank all of its right, title and interest under the Security Documents and the Reserve Accounts, and will execute, acknowledge and deliver to Bank such instruments and documents as may be reasonably necessary in connection with such reconveyance, release, cancellation or assignment.

11.      Notices.

                 11.1 Trustee shall immediately give Bank notice of (a) its resignation or removal or any other actual or planned change in the identity of Trustee, whether pursuant to the Trust Indenture or otherwise, and (b) any actual or planned amendment of the Trust Indenture or any supplement thereto, or any request by any person or entity for the same.

                 11.2 Trustee shall deliver to Bank copies of any reports to be delivered by Trustee pursuant to the Trust Indenture, as it may be amended from time to time, such delivery to be reasonably concurrent with Trustee's delivery of such reports pursuant to the Trust Indenture.

                 11.3 All notices, requests, demands, directions or other communications which may be given pursuant to this Agreement must be in writing and must be mailed or personally delivered to the appropriate party at its address as follows:

          If to Trustee:                          Bank One
                                                  Trust Company, N.A.  100 East
                                                  Broad Street Columbus, Ohio
                                                  43271-0181 Attention:
                                                  Corporate Trust

          If to Bank:                             Wells Fargo
                                                  Bank, N.A.  Real Estate
                                                  Industries Group 2055 Gateway
                                                  Place, Suite 200 San Jose,
                                                  California 95110 Attention:
                                                  Mr. George Huxtable, Vice
                                                  President

Addresses for purposes of notice may be changed from time to time by written notice pursuant to this Section 11.3. If any notice, request, demand, direction or other communication is given by mail it will be effective upon the earlier of (a) 96 hours after deposit in the U.S. Mail, certified or registered mail, return receipt requested postage prepaid or (b) actual receipt, as indicated by the return receipt; if given by personal delivery, when delivered.

12.      Attorneys' Fees.

                 In the event that either Bank or Trustee brings an action to interpret or enforce their rights under this Agreement, the prevailing party in such action shall be entitled to recover its costs and attorneys' fees as awarded by the court in such action.

13.      Amendments; Governing Law.

                 This Agreement may be amended only by a written agreement signed by both Bank and Trustee. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Texas.

14.      Miscellaneous.

                 All capitalized terms used herein and not otherwise defined herein shall have the meanings set forth for them in the Series A Reimbursement Agreement. In the event of any conflict between the provisions of this Agreement and the provisions of any Bond Document, this Agreement shall control.

                 IN WITNESS WHEREOF, Bank and Trustee have caused this Agreement to be duly executed as of the date first written above.

Signed and Acknowledged                "Bank":
in the presence of:
                                        WELLS FARGO BANK, N.A.

/S/ Signature Unreadable
-----------------------------
Witness                                 By  /s/ Jerry Tare
                                           -------------------------------------
                                           Its  Assistant Vice President
                                               ---------------------------------

/s/ Signature Unreadable
-----------------------------
Witness


Signed and Acknowledged                 "Trustee":
in the presence of
                                        BANK ONE TRUST COMPANY, N.A.


/s/ Signature Unreadable
-----------------------------
Witness                                 By  /s/ Signature Unreadable
                                           ------------------------------------
                                           Its  /s/ Authorized Signer
                                               ---------------------------------


/s/ Signature Unreadable
-----------------------------
Witness

STATE OF CALIFORNIA       )
                          )       ss.
COUNTY OF _________       )



                 On December 13, 1985, before me, the undersigned, personally appeared __________, personally known to me (or proved to me on the/basis of satisfactory evidence) to be the person who executed this instrument as Assistant Vice President of the association therein named and acknowledged to me that said association executed it.


                                        /s/  Linda S. Joy
                                        ----------------------------------------
[SEAL OMITTED]                          Notary Public in and for said
                                        County and State


                                        My commission expires:


STATE OF CALIFORNIA       )
                          )       ss.
COUNTY OF ________        )



                 On ___________, 19 __, before me, the undersigned, personally appeared _____________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed this instrument as ___________ of the association therein named and acknowledged to me that said association executed it.



                                        ----------------------------------------
                                        Notary Public in and for said
                                        County and State

                                        My commission expires:

STATE OF OHIO             )
                          )       ss.
COUNTY OF FRANKLIN        )



                 On this 10th day of December, 1985, before me, the subscriber, a notary public in and for said state and county, personally appeared Frederick Schaal, who stated that he is the Senior Trust Officer of Bank One Trust Company, N.A., a national banking association, who acknowledged that he executed the foregoing instrument on behalf of such national banking association and that such execution was duly authorized by such national banking association and was his voluntary act and deed.

                 IN WITNESS WHEREOF, I have hereunto signed my name and affixed my official seal on this 10TH day of DECEMBER 1985.


                                        /s/ Signature Unreadable
                                        ----------------------------------------
                                        Notary Public

                                        My commission expires: NEVER EXPIRES





This instrument prepared by:                 Steve Ross, Esq.
                                             SHEPPARD, MULLIN, RICHTER & HAMPTON
                                             333 South Hope Street, 48th Floor
                                             Los Angeles, California 90071

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

SHEPPARD, MULLIN, RICHTER & HAMPTON
333 South Hope Street, 48th Floor
Los Angeles, California 90071
Attention:       Jack Rubens



                        SERIES A INTERCREDITOR AGREEMENT


         This Series A Intercreditor Agreement ("Agreement") is executed as of November 1, 1985, by and between WELLS FARGO BANK, N.A., a national banking association ("Bank"), and BANK ONE TRUST COMPANY, N.A., a national banking association ("Trustee").


1.       Recitals.

                 1.1 The Series A Bonds. The Trinity River Industrial Development Authority, a non-profit industrial development corporation ("Issuer"), pursuant to that certain Trust Indenture executed as of even date herewith between Trustee and issuer (the "Trust Indenture"), has agreed to issue its Trinity River Industrial Development Authority Variable Rate Demand Industrial Development Revenue Bonds (Radiation Sterilizers, Incorporated Project), Series 1985A (the "Series A Bonds"). The proceeds of the Series A Bonds are to be loaned to Radiation Sterilizers, Incorporated, a California corporation ("Company"), and will be secured by the Deeds of Trust (as defined below). Trustee is the trustee for the Series A Bonds.

                 1.2 The Series A Reimbursement Agreement and the Series A Letter of Credit. Pursuant to the terms of that certain Series A Reimbursement Agreement executed between Company and Bank as of even date herewith (the "Series A Reimbursement Agreement"), Bank has agreed to issue an irrevocable standby letter of credit in the face amount of $2,198,596.00 (the "Series A Letter of Credit"). Trustee is empowered to draw upon the Series A Letter of Credit for the benefit of the purchasers of the Series A Bonds as provided in the Series A Letter of Credit. The obligations of Company to Bank under the Series A Reimbursement Agreement and other documents executed in connection therewith have been guaranteed by Charles King & Associates, a California limited part-nership ("Guarantor") pursuant to that certain General Continuing Guaranty, executed by Guarantor in favor of Bank as of even date herewith (the "Guaranty").

                 1.3 Security Documents. The obligations of Company to Trustee relating to the payment of the principal amount of, and accrued interest on, the Series A Bonds, and the obligations of Company to Bank under the Series A Reimbursement Agreement and the other loan Documents are secured by the following documents (collectively, the "Security Documents"):

                 (a) A Deed of Trust with Assignment of Rents (the "Texas Deed of Trust") dated as of even date herewith, executed by Company, as trustor, in favor of John Hollyfield, as trustee, for the benefit of Bank and Trustee, as beneficiary, encumbering real property located in the City of Fort Worth, County of Tarrant, State of Texas (the "Texas Property");

                 (b) An Open End Mortgage dated as of even date herewith, executed by Company, as borrower, for the benefit of Bank and Trustee, as beneficiary, encumbering real property located in the Township of Orange, County of Delaware, State of Ohio (the "Ohio Property");

                 (c) A Deed to Secure Debt dated as of even date herewith, executed by Company, as grantor, for the benefit of Bank and Trustee, as grantee encumbering real property located in the City of Atlanta, County of DeKalb, State of Georgia (the "Georgia Property");

                 (d) A Deed of Trust with Assignment of Rents and Fixture Filing dated as of even date herewith, executed by Guarantor, as trustor, in favor of American Securities Company, as security trustee, for the benefit of Bank and Trustee, as beneficiary, encumbering real property located in the City of Hayward, County of Alameda, State of California (the "Hayward Property"); and

                 (e) A Mortgage dated as of even date herewith, executed by Guarantor for the benefit of Bank and Trustee, as beneficiary, encumbering real property located in the Village of Schaumburg, County of Cook, State of Illinois (the "Illinois Property").

                 (f) A Company Security Agreement dated as of even date herewith, executed by Company, as debtor, in favor of Bank and Trustee, as secured party, granting a security interest in certain personal property relating to the Ohio Property, the Texas Property and the Georgia Property.

                 (g) A Guaranty Security Agreement dated as of even date herewith, executed by Guarantor, as debtor, in favor of Bank and Trustee, as secured party, granting a security interest in certain personal property relating to the Hayward Property and the Illinois Property.

The deeds of trust referred to in subsections (a) through (e) are collectively referred to herein as the "Deeds of Trust". The Texas Property, the Ohio Property, the Georgia Property, the Hayward Property and the Illinois Property are sometimes collectively referred to herein as the "Properties."

                 1.4      Agreement.       In consideration of, and as a
condition to, the issuance of the Series A Letter of Credit, Bank and Trustee hereby agrees as hereinafter provided.

2.       Disbursement Procedure.

                 Trustee hereby agrees that it will not make any disbursement to Company or to any other person or entity of all or any portion of the proceeds of the Series A Bonds or any other funds held from time to time by Trustee under the Trust Indenture in connection therewith without the approval of Bank (subject to certain pre-approvals of disbursements by Bank).

3.       Notice of Bond Document Default to Bank.

         Trustee shall give to Bank a copy of any notice (and subsequent communications relating thereto) given to Company of or with respect to a default under Section 1101 of the Trust Indenture or with respect to an event which, with notice and/or lapse of time, would constitute a default under
Section 1101 of the Trust Indenture. Such copy shall be given to Bank in the same manner and at the same time as the corresponding notice or communication is given to Company under the applicable Bond Document(s), and before Trustee exercises any remedy granted to it or Issuer under any of the Bond Documents. If such a default occurs of which Trustee has knowledge for which no notice is required to be given to

Company, Trustee shall deliver a notice of such default to Bank immediately upon learning of its occurrence.

4.       Bank Rights on Bank Document Default.

                 Trustee hereby acknowledges and agrees that Bank shall have the following rights in the event of the occurrence of an Event of Default under the Series A Reimbursement Agreement, the Guaranty or any of the other Loan Documents:

                 (a) The right to implement any or all of its rights under the Series A Reimbursement Agreement and the other Loan Documents (other than a foreclosure under the Texas Deed of Trust), including without limitation commencement of actions against Company to recover sums owing under the Loan Documents and/or to obtain injunctive relief and making demand upon Guarantor for the performance of its obligations under the Guaranty, without giving notice to Trustee of Bank's intention to cause a default to be declared under the Trust Indenture; in such event, there shall be no declaration by Trustee of a default under the Trust Indenture notwithstanding any such action by Bank unless there are grounds for such default other than by reason of the occurrence of an Event of Default under the Series A Reimbursement Agreement; or

                 (b) The right, with or without implementation of any or all of its rights under the Reimbursement Agreement and the other Loan Documents (including the right to foreclose under the Texas Deed of Trust), to give notice to Trustee of Bank's intention to cause a default to be declared under the Trust Indenture; in such event, Trustee shall immediately declare such a default and make an A Drawing under the Series A Letter of Credit.

5.       Events of Default.

                 Bank hereby acknowledges and agrees that nothing contained in
Section 4, above, shall limit the rights of Trustee in the event of the occurrence of an event of default under the Bond Documents other than an event of default which occurs by reason of the occurrence of an Event of Default under the Series A Reimbursement Agreement. Trustee hereby acknowledges and agrees that the occurrence of an Event of Default under the Series A Reimbursement Agreement shall not constitute an Event of Default under the Bond Documents unless Bank has given the notice described in Section 4(b), above.

6.       Bank Right to Cure Bond Document Defaults.

                 If Company fails to cure a default under any Bond Document within the applicable cure period, Trustee shall notify Bank in writing of such failure and shall refrain from exercising any remedy under the Bond Documents or at law in the event that Bank either (a) cures such default within fifteen
(15) days following receipt of such notice, or (b) if such default is not capable of being cured by the payment of money, commences cure within thirty
(30) days and thereafter diligently proceeds with such cure.  Nothing in this
Section 6 shall be construed to either (1) obligate Bank to cure any default by Company or (2) obligate Trustee to refrain from exercising any remedy in the event that such non-exercise would, in the opinion of bond counsel (McCall, Parkhurst Horton), adversely affect the tax-exempt status of interest on the Series A Bonds.

7.       Assignment of Rights.

                 Trustee hereby agrees that, immediately upon receipt by Trustee of funds from all sources (including without limitation any payments under the Series A Letter of Credit) which are sufficient to retire in full the obligations of Bank under the Series A Letter of Credit, Trustee shall do the following:

                 7.1 Subject to Section 1105 of the Trust Indenture, use all funds in its possession pursuant to the Trust Indenture and all funds paid under the Series A Letter of Credit as may be necessary to promptly redeem and retire all outstanding Series A Bonds at their face amount plus any accrued interest.

                 7.2 At the option of Bank, either reconvey, release and cancel, or assign to Bank, all of its right, title and interest under the Security Documents and execute, acknowledge and deliver to Bank such instruments and documents as may be reasonably necessary in connection with such reconveyance, release, cancellation or assignment.

                 7.3 Assign to Bank all of its interest in the cash collateral held in the Reserve Accounts and execute and deliver to Bank such instruments and documents as may be reasonably necessary in connection with such assignment.

                 7.4 Deliver to Bank, in good funds and to such account as Bank shall designate, the entire balance of undisbursed proceeds of the Series A Bonds and any other funds then held by Trustee under the Trust Indenture, together with any interest and other sums accrued on all such sums, as of the date of payment by Bank on the Series A Letter of Credit, subject to (i)
Section 1105 of the Trust indenture and (ii) prior payment of any unpaid fees and expenses (not to include any fees or expenses of outside legal counsel) of Trustee described in Section 1202 of the Trust Indenture.

                 7.5 Assign to Bank all of its right, title and interest under or in connection with the Series A Loan Agreement and the Trust Indenture, including without limitation all sums in which Trustee has an interest pursuant to the provisions of the Trust Indenture and all causes of action and other rights which have accrued or may accrue thereafter; provided, however, that Bank shall not be subject to any of the trust obligations of Trustee with regard to such sums, causes of action and other rights.

8.       Limits on Disposition of Pledged Bonds.

                 Bank shall not release from the lien of the Series A Pledge Agreement any Pledged Bonds (as defined in the Series A Pledge Agreement) (other than by delivery to the Trustee for cancellation) unless, at the time of or before such release, the aggregate amount available under the Series A Letter of Credit shall be reinstated in an amount equal to the full principal amount of the Pledged Bonds released together with the portion of any drawing made under the Series A Letter of Credit with respect to the interest portion of the purchase price of the Pledged Bonds so being released. Also, notwithstanding rights and remedies given to Bank in the Series A Pledge Agreement to dispose of Pledged Bonds, at any time the Series A Letter of Credit remains in effect, Bank shall not dispose of any Pledged Bonds other than by delivery to the Trustee for cancellation.

9.       Reserve Accounts.

                 Trustee hereby agrees to release its interest in the cash collateral to be deposited by Company in the Reserve Accounts (pursuant to Section 6.6 of the Series A Reimbursement Agreement) in exchange for any substitute collateral reasonably satisfactory to Bank.

10.      Termination of Shared Interest Requirement.

                 Trustee hereby agrees that, immediately upon receipt by Trustee of written assurances (from bond counsel or otherwise) that Trustee is not required, for purposes of maintenance of the rating of the Series A Bonds or otherwise, to hold a shared interest in the Security Documents, Trustee shall, at the option of Bank, either reconvey, release and cancel, or assign to Bank all of its right, title and interest under the Security Documents and the Reserve Accounts, and will execute, acknowledge and deliver to Bank such instruments and documents as may be reasonably necessary in connection with such reconveyance, release, cancellation or assignment.

11.      Notices.

                 11.1 Trustee shall immediately give Bank notice of (a) its resignation or removal or any other actual or planned change in the identity of Trustee, whether pursuant to the Trust Indenture or otherwise, and (b) any actual or planned amendment of the Trust Indenture or any supplement thereto, or any request by any person or entity for the same.

                 11.2 Trustee shall deliver to Bank copies of any reports to be delivered by Trustee pursuant to the Trust Indenture, as it may be amended from time to time, such delivery to be reasonably concurrent with Trustee's delivery of such reports pursuant to the Trust Indenture.

                 11.3 All notices, requests, demands, directions or other communications which may be given pursuant to this Agreement must be in writing and must be mailed or personally delivered to the appropriate party at its address as follows:

                 If to Trustee:                   Bank One
                                                  Trust Company, N.A.
                                                  100 East Broad Street
                                                  Columbus, Ohio 43271-0181
                                                  Attention:  Corporate Trust

                 If to Bank:                      Wells Fargo
                                                  Bank, N.A.  Real Estate
                                                  Industries Group 2055 Gateway
                                                  Place, Suite 200 San Jose,
                                                  California 95110 Attention:
                                                  Mr. George Huxtable,
                                                  Vice President

Addresses for purposes of notice may be changed from time to time by written notice pursuant to this Section 11.3. If any notice, request, demand, direction or other communication is given by mail it will be effective upon the earlier of (a) 96 hours after deposit in the U.S. Mail, certified or registered mail, return receipt requested postage prepaid or (b) actual receipt, as indicated by the return receipt; if given by personal delivery, when delivered.

12.      Attorneys' Fees.

                 In the event that either Bank or Trustee brings an action to interpret or enforce their rights under this Agreement, the prevailing party in such action shall be entitled to recover its costs and attorneys' fees as awarded by the court in such action.

13.      Amendments; Governing Law.

                 This Agreement may be amended only by a written agreement signed by both Bank and Trustee. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Texas.

14.      Miscellaneous.

                 All capitalized terms used herein and not otherwise defined herein shall have the meanings set forth for them in the Series A Reimbursement Agreement. In the event of any conflict between the provisions of this Agreement and the provisions of any Bond Document, this Agreement shall control.

                 IN WITNESS WHEREOF, Bank and Trustee have caused this Agreement to be duly executed as of the date first written above.


                                        "Bank":

                                        Wells Fargo Bank, N.A.

                                        By  /s/ Signature Unreadable
                                           -------------------------------------
                                           Its  /s/ V.P.
                                               ---------------------------------

                                   Attest  /s/ Signature Unreadable
                                          --------------------------------------
                                           Its  /s/ A.V. P.
                                               ---------------------------------



Signed, sealed and delivered in presence of

-----------------------------
/s/ Signature Unreadable

-----------------------------
/s/ Carmel Forte


Notary Public, Santa Clara County, California
My commission expires:


                                 [SEAL OMITTED]

                                        "Trustee":

                                        Bank One Trust Company, N.A.

                                        By  /s/ Signature Unreadable
                                           -------------------------------------
                                           Its  /s/ Vice Pres
                                               ---------------------------------

                                   Attest  /s/ Signature Unreadable
                                          --------------------------------------
                                           Its  /s/ Asst Vice President
                                               ---------------------------------


Signed , sealed and delivered in presence of

-----------------------------
/s/ Signature Unreadable

-----------------------------
/s/ Signature Unreadable


Notary Public, Franklin County, Ohio

My commission expires:

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

SHEPPARD, MULLIN, RICHTER & HAMPTON
333 South Hope Street, 48th Floor
Los Angeles, California 90071
Attention:       Steve Ross



                        SERIES A INTERCREDITOR AGREEMENT


         This Series A Intercreditor Agreement ("Agreement") is executed as of November 1, 1985, by and between WELLS FARGO BANK, N.A., a national banking association ("Bank"), and BANK ONE TRUST COMPANY, N.A., a national banking association ("Trustee").

1.      Recitals.

                 1.1      The Series A Bonds.      The Trinity River Industrial
Development Authority, a non-profit industrial development corporation ("Issuer"), pursuant to that certain Trust Indenture executed as of even date herewith between Trustee and Issuer (the "Trust Indenture"), has agreed to issue its Trinity River Industrial Development Authority Variable Rate Demand Industrial Development Revenue Bonds (Radiation Sterilizers, Incorporated Project), Series 1985A (the "Series A Bonds"). The proceeds of the Series A Bonds are to be loaned to Radiation Sterilizers, Incorporated, a California corporation ("Company"), and will be secured by the Deeds of Trust (as defined below). Trustee is the trustee for the Series A Bonds.

                 1.2 The Series A Reimbursement Agreement and the Series A Letter of Credit. Pursuant to the terms of that certain Series A Reimbursement Agreement executed between Company and Bank as of even date herewith (the "Series A Reimbursement Agreement"), Bank has agreed to issue an irrevocable standby letter of credit in the face amount of $2,198,596.00 (the "Series A Letter of Credit"). Trustee is empowered to draw upon the Series A Letter of Credit for the benefit of the purchasers of the Series A Bonds as provided in the Series A Letter of Credit. The obligations of Company to Bank under the Series A Reimbursement Agreement and other documents executed in connection therewith have been guaranteed by Charles King & Associates, a California limited part-nership ("Guarantor") pursuant to that certain General Continuing Guaranty, executed by Guarantor in favor of Bank as of even date herewith (the "Guaranty").

                 1.3 Security Documents. The obligations of Company to Trustee relating to the payment of the principal amount of, and accrued interest on, the Series A Bonds, and the obligations of Company to Bank under the Series A Reimbursement Agreement and the other Loan Documents are secured by the following documents (collectively, the "Security Documents"):

                          (a) A Deed of Trust with Assignment of Rents (the "Texas Deed of Trust") dated as of even date herewith, executed by Company, as trustor, in favor of John Hollyfield, as trustee, for the benefit of Bank and Trustee, as beneficiary, encumbering real property located in the City of Fort Worth, County of Tarrant, State of Texas (the "Texas Property");

                          (b) An Open End Mortgage dated as of even date herewith, executed by Company, as borrower, for the benefit of Bank and Trustee, as beneficiary, encumbering real property located in the Township of Orange, County of Delaware, State of Ohio (the "Ohio Property");

                          (c) A Deed to Secure Debt dated as of even date herewith, executed by Company, as grantor, for the benefit of Bank and Trustee, as grantee encumbering real property located in the City of Atlanta, County of DeKalb, State of Georgia (the "Georgia Property");

                          (d) A Deed of Trust with Assignment of Rents and Fixture Filing dated as of even date herewith, executed by Guarantor, as trustor, in favor of American Securities Company, as security trustee, for the benefit of Bank and Trustee, as beneficiary, encumbering real property located in the City of Hayward, County of Alameda, State of California (The "Hayward Property"); and

                          (e) A Mortgage dated as of even date herewith, executed by Guarantor for the benefit of Bank and Trustee, as beneficiary, encumbering real property located in the Village of Schaumburg, County of Cook, State of Illinois (the "Illinois Property").

                          (f) A Company Security Agreement dated as of even date herewith, executed by Company, as debtor, in favor of Bank and Trustee, as secured party, granting a security interest in certain personal property relating to the Ohio Property, the Texas Property and the Georgia Property.

                          (g) A Guaranty Security Agreement dated as of even date herewith, executed by Guarantor, as debtor, in favor of Bank and Trustee, as secured party, granting a security interest in certain personal property relating to the Hayward Property and the Illinois Property.

The deeds of trust referred to in subsections (a) through (e) are collectively referred to herein as the "Deeds of Trust". The Texas Property, the Ohio Property, the Georgia Property, the Hayward Property and the Illinois Property are sometimes collectively referred to herein as the "Properties."

                 1.4      Agreement.       In consideration of, and as a
condition to, the issuance of the Series A Letter of Credit, Bank and Trustee hereby agrees as hereinafter provided.

2.       Disbursement Procedure.

                 Trustee hereby agrees that it will not make any disbursement to Company or to any other person or entity of all or any portion of the proceeds of the Series A Bonds or any other funds held from time to time by Trustee under the Trust Indenture in connection therewith without the approval of Bank (subject to certain pre-approvals of disbursements by Bank).

3.       Notice of Bond Document Default to Bank.

                 Trustee shall give to Bank a copy of any notice (and subsequent communications relating thereto) given to Company of or with respect to a default under Section 1101 of the Trust Indenture or with respect to an event which, with notice and/or lapse of time, would constitute a default under
Section 1101 of the Trust Indenture. Such copy shall be given to Bank in the same manner and at the same time as the corresponding notice or communication is given to Company under the applicable Bond Document(s), and before Trustee exercises any remedy granted to it or Issuer under any of the Bond Documents. If such a default occurs of which Trustee has knowledge for which no notice is required to be given to

Company, Trustee shall deliver a notice of such default to Bank immediately upon learning of its occurrence.

4.       Bank Rights on Bank Document Default.

                 Trustee hereby acknowledges and agrees that Bank shall have the following rights in the event of the occurrence of an Event of Default under the Series A Reimburse-ment Agreement, the Guaranty or any of the other Loan Documents:

                          (a) The right to implement any or all of its rights under the Series A Reimbursement Agreement and the other Loan Documents (other than a foreclosure under the Texas Deed of Trust), including without limitation commencement of actions against Company to recover sums owing under the Loan Documents and/or to obtain injunctive relief and making demand upon Guarantor for the perfor-mance of its obligations under the Guaranty, without giving notice to Trustee of Bank's intention to cause a default to be declared under the Trust Indenture; in Such event, there shall be no declaration by Trustee of a default under the Trust Indenture notwithstanding any such action by Bank unless there are grounds for such default other than by reason of the occurrence of an Event of Default under the Series A Reimbursement Agreement; or

                          (b) The right, with or without implementation of any or all of its rights under the Reimbursement Agreement and the other Loan Documents (including the right to foreclose under the Texas Deed of Trust), to give notice to Trustee of Bank's intention to cause a default to be declared under the Trust Indenture; in such event, Trustee shall immediately declare such a default and make an A Drawing under the Series A Letter of Credit.

8.       Events of Default.

                 Bank hereby acknowledges and agrees that nothing contained in
Section 4, above, shall limit the rights of Trustee in the event of the occurrence of an event of default under the Bond Documents other than an event of default which occurs by reason of the occurrence of an Event of Default under the Series A Reimbursement Agreement. Trustee hereby acknowledges and agrees that the occurrence of an Event of Default under the Series A Reimbursement Agreement shall not constitute an Event of Default under the Bond Documents unless Bank has given the notice described in Section 4(b), above.

6.       Bank Right to Cure Bond Document Defaults.

                 If Company fails to cure a default under any Bond Document within the applicable cure period, Trustee shall notify Bank in writing of such failure and shall refrain from exercising any remedy under the Bond Documents or at law in the event that Bank either (a) cures such default within fifteen
(15) days following receipt of such notice, or (b) if such default is not capable of being cured by the payment of money, commences cure within thirty
(30) days and thereafter diligently proceeds with such cure.  Nothing in this
Section 6 shall be construed to either (1) obligate Bank to cure any default by Company or (2) obligate Trustee to refrain from exercising any remedy in the event that such non-exercise would, in the opinion of bond counsel (McCall, Parkhurst & Horton), adversely affect the tax-exempt status of interest on the Series A Bonds.

7.       Assignment of Rights.

                 Trustee hereby agrees that, immediately upon receipt by Trustee of funds from all sources (including without limitation any payments under the Series A Letter of Credit) which are sufficient to retire in full the obligations of Bank under the Series A Letter of Credit, Trustee shall do the following:

                 7.1 Subject to Section 1105 of the Trust Indenture, use all funds in its possession pursuant to the Trust Indenture and all funds paid under the Series A Letter of Credit as may be necessary to promptly redeem and retire all outstanding Series A Bonds at their face amount plus any accrued interest.

                 7.2 At the option of Bank, either reconvey, release and cancel, or assign to Bank, all of its right, title and interest under the Security Documents and execute, acknowledge and deliver to Bank such instruments and documents as may be reasonably necessary in connection with such reconveyance, release, cancellation or assignment.

                 7.3 Assign to Bank all of its interest in the cash collateral held in the Reserve Accounts and execute and deliver to Bank such instruments and documents as may be reasonably necessary in connection with such assignment.

                 7.4 Deliver to Bank, in good funds and to such account as Bank shall designate, the entire balance of undisbursed proceeds of the Series A Bonds and any other funds then held by Trustee under the Trust Indenture, together with any interest and other sums accrued on all such sums, as of the date of payment by Bank on the Series A Letter of Credit, subject to (i)
Section 1105 of the Trust Indenture and (ii) prior payment of any unpaid fees and expenses (not to include any fees or expenses of outside legal counsel) of Trustee described in Section 1202 of the Trust Indenture.

                 7.5 Assign to Bank all of its right, title and interest under or in connection with the Series A Loan Agreement and the Trust Indenture, including without limitation all sums in which Trustee has an interest pursuant to the provisions of the Trust Indenture and all causes of action and other rights which have accrued or may accrue thereafter; provided, however, that Bank shall not be subject to any of the trust obligations of Trustee with regard to such sums, causes of action and other rights.

8.       Limits on Disposition of Pledged Bonds.

                 Bank shall not release from the lien of the Series A Pledge Agreement any Pledged Bonds (as defined in the Series A Pledge Agreement) (other than by delivery to the Trustee for cancellation) unless, at the time of or before such release, the aggregate amount available under the Series A Letter of Credit shall be reinstated in an amount equal to the full principal amount of the Pledged Bonds released together with the portion of any drawing made under the Series A Letter of Credit with respect to the interest portion of the purchase price of the Pledged Bonds so being released. Also, notwithstanding rights and remedies given to Bank in the Series A Pledge Agreement to dispose of Pledged Bonds, at any time the Series A Letter of Credit remains in effect, Bank shall not dispose of any Pledged Bonds other than by delivery to the Trustee for cancellation.

9.       Reserve Accounts.

                 Trustee hereby agrees to release its interest in the cash collateral to be deposited by Company in the Reserve Accounts (pursuant to Section 6.6 of the Series A Reimbursement Agreement) in exchange for any substitute collateral reasonably satisfactory to Bank.

10.      Termination of Shared Interest Requirement.

                 Trustee hereby agrees that, immediately upon receipt by Trustee of written assurances (from bond counsel or otherwise) that Trustee is not required, for purposes of maintenance of the rating of the Series A Bonds or otherwise, to hold a shared interest in the Security Documents, Trustee shall, at the option of Bank, either reconvey, release and cancel, or assign to Bank all of its right, title and interest under the Security Documents and the Reserve Accounts, and will execute, acknowledge and deliver to Bank such instruments and documents as may be reasonably necessary in connection with such reconveyance, release, cancellation or assignment.

11.      Notices.

                 11.1 Trustee shall immediately give Bank notice of (a) its resignation or removal or any other actual or planned change in the identity of Trustee, whether pursuant to the Trust Indenture or otherwise, and (b) any actual or planned amendment of the Trust Indenture or any supplement thereto, or any request by any person or entity for the same.

                 11.2 Trustee shall deliver to Bank copies of any reports to be delivered by Trustee pursuant to the Trust Indenture, as it may be amended from time to time, such delivery to be reasonably concurrent with Trustee's delivery of such reports pursuant to the Trust Indenture.

                 11.3 All notices, requests, demands, directions or other communications which may be given pursuant to this Agreement must be in writing and must be mailed or personally delivered to the appropriate party at its address as follows:

                 If to Trustee:   Bank One Trust Company, N.A.
                                  100 East Broad Street
                                  Columbus, Ohio 43271-0181
                                  Attention:       Corporate Trust

                 If to Bank:      Wells Fargo Bank, N.A.
                                  Real Estate Industries Group
                                  2055 Gateway Place, Suite 200
                                  San Jose, California 95110
                                  Attention:       Mr. George Huxtable,
                                                   Vice President

Addresses for purposes of notice may be changed from time to time by written notice pursuant to this Section 11.3. If any notice, request, demand, direction or other communication is given by mail it will be effective upon the earlier of (a) 96 hours after deposit in the U.S. Mail, certified or registered mail, return receipt requested postage prepaid or (b) actual receipt, as indicated by the return receipt; if given by personal delivery, when delivered.

12.      Attorneys' Fees.

                 In the event that either Bank or Trustee brings an action to interpret or enforce their rights under this Agreement, the prevailing party in such action shall be entitled to recover its costs and attorneys' fees as awarded by the court in such action.

13.      Amendments; Governing Law.

                 This Agreement may be amended only by a written agreement signed by both Bank and Trustee. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Texas.

14.      Miscellaneous.

                 All capitalized terms used herein and not otherwise defined herein shall have the meanings set forth for them in the Series A Reimbursement Agreement. In the event of any conflict between the provisions of this Agreement and the provisions of any Bond Document, this Agreement shall control.

                 IN WITNESS WHEREOF, Bank and Trustee have caused this Agreement to be duly executed as of the date first written above.


                                        "Bank":

                                        WELLS FARGO BANK, N.A.

                                        By  /s/ Signature Unreadable
                                           -------------------------------------
                                           Its  /s/ Assistant Vice President
                                               ---------------------------------

                                        "Trustee":

                                        BANK ONE TRUST COMPANY, N.A.,

                                        By  /s/ Signature Unreadable
                                           -------------------------------------
                                           Its  /s/ AUTHORIZED SIGNER
                                               ---------------------------------

STATE OF CALIFORNIA               )
                                  )        ss.
COUNTY OF San Francisco           )



         On December 13, 1985, before me, the undersigned, personally appeared appeared __________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed this instrument as Asst Vice President of the association therein named and acknowledged to me that said association executed it.


[SEAL OMITTED]                          /s/ Linda S. Joy
                                        ----------------------------------------
                                        Notary Public in and for said
                                        County and State

                                        My commission expires:



STATE OF CALIFORNIA       )
                          )       ss.
COUNTY OF _______         )


                 On __________, 19 __, before me, the undersigned, personally appeared ____________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed this instrument as ________ of the association therein named and acknowledged to me that said association executed it.


                                        ----------------------------------------
                                        Notary Public in and for said
                                        County and State

                                        My commission expires:

STATE OF OHIO             )
                          )       ss.
COUNTY OF FRANKLIN        )



                 On this 10th day of DECEMBER 1985, before me, the subscriber, a notary public in and for said state and county, personally appeared FREDERICK SCHAAL , who stated that the is the SENIOR TRUST OFFICER of Bank One Trust Company, N.A., a national banking association, who acknowledged that he executed the foregoing instrument on behalf of such national banking association and that such execution was duly authorized by such national banking association and was his voluntary act and deed.

                 IN WITNESS WHEREOF, I have hereunto signed my name and affixed my official seal on this 10TH day of DECEMBER, 1985.


                                        /s/  Signature Unreadable
                                        ----------------------------------------
                                        Notary Public

                                        My commission expires:   NEVER EXPIRES





This instrument prepared by:                 Steve Ross, Esq.
                                             SHEPPARD, MULLIN, RICHTER & HAMPTON
                                             333 South Hope Street, 48th Floor
                                             Los Angeles, California 90071